Financial risk management and financial instruments	12 Months Ended
Jun. 30, 2019
Financial risk management and financial instruments
Financial risk management and financial instruments

40Financial risk management and financial instruments

Financial instruments overview

The following table summarises the group’s classification of financial instruments.

		Carrying value

		At fair value through profit and loss	Designated at fair value through other comprehensive income	Amortised cost	Fair value
	Note	Rm	Rm	Rm	Rm

2019
Financial assets
Investments in listed securities		—	830	—	830
Investments in unlisted securities		—	393	—	393
Other long-term investments		—	—	25	25
Long-term receivables	19	—	—	5 582	5 582
Long- and short-term financial assets		645	—	—	645
Trade and other receivables**	24	—	—	25 611	25 611	*
Cash and cash equivalents*	27	—	—	15 877	15 877	*
Financial liabilities
Listed long-term debt (Bonds issued)+	16	—	—	46 060	49 421
Unlisted long-term debt+	16	—	—	91 279	91 777
Short-term debt and bank overdraft		—	—	1 297	1 297	*
Long- and short-term financial liabilities		2 205	—	—	2 205
Trade and other payables+	25	—	—	28 501	28 501	*

Measurement principles under IFRS 9 remained the same to those previously applied except for investment in unlisted securities that are measured at fair value through other comprehensive income compared to being measured at cost under IAS 39. The cost under IAS 39 was R244 million at 30 June 2018. Both the listed and unlisted investment in securities were classified as available for sale under IAS 39. Refer to note 1 for transition approach.

		Carrying value

		At fair value through profit and loss	Available- for-sale	Amortised cost	Held-to- maturity	Fair value
	Note	Rm	Rm	Rm	Rm	Rm

2018
Financial assets
Investments in listed securities		—	682	—	—	682
Investments in unlisted securities		—	244	—	—	244
Other long-term investments		—	—	—	25	25
Long-term receivables	19	—	—	3 824	—	3 824
Long- and short-term financial assets		1 827	—	—	—	1 827
Trade and other receivables**		—	—	26 648	—	26 648	*
Cash and cash equivalents	27	—	—	17 128	—	17 128	*
Financial liabilities
Listed long-term debt (Bonds issued)+	16	—	—	13 704	—	13 345
Unlisted long-term debt+	16	—	—	95 750	—	95 984
Short-term debt and bank overdraft		—	—	2 035	—	2 035	*
Long- and short-term financial liabilities		2 059	—	—	—	2 059
Trade and other payables+	25	—	—	26 518	—	26 518	*

*	The fair value of these instruments approximates carrying value, due to their short-term nature.
**	Trade and other receivables includes employee-related and insurance-related receivables.
+	Includes unamortised loan costs.

40.1Financial risk management

The group is exposed in varying degrees to a number of financial instrument related risks. The Group Executive Committee (GEC) has the overall responsibility for the establishment and oversight of the group’s risk management framework. The GEC established the risk and safety, health and environment committee, which is responsible for providing the board with the assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and assess these risks. Based on the risk management process Sasol refined its hedging policy and the Sasol Limited Board appointed a subcommittee, the Hedging and Digital Committee that meets regularly to review and, if appropriate, approve the implementation of hedging strategies for the effective management of financial market related risks.

The group has a central treasury function that manages the financial risks relating to the group’s operations.

Capital allocation

The group’s objectives when managing capital (which includes share capital, borrowings, working capital and cash and cash equivalents) is to maintain a flexible capital structure that reduces the cost of capital to an acceptable level of risk and to safeguard the group’s ability to continue as a going concern while taking advantage of strategic opportunities in order to grow shareholder value sustainably.

The group manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain the capital structure, the group may adjust the amount of dividends paid to shareholders, return capital to shareholders, repurchase shares currently issued, issue new shares, issue new debt, issue new debt to replace existing debt with different characteristics and/or sell assets to reduce debt.

The group monitors capital utilising a number of measures, including the gearing ratio. The group’s targeted gearing ratio has been lifted to 60% until 2021 and thereafter will be managed down to the long-term target of between 20% and 40%. Gearing takes into account the group’s substantial capital investment and susceptibility to external market factors such as crude oil prices, exchange rates and commodity chemical prices. The group’s gearing level for 2019 is 56,3% (2018 – 42,2%;  2017 – 26,4%).

Financing risk

Financing risk refers to the risk that financing of the group’s net debt requirements and refinancing of existing borrowings could become more difficult or more costly in the future. This risk can be decreased by managing the group within the targeted gearing ratio, maintaining an appropriate spread of maturity dates, and managing short-term borrowings within acceptable levels.

The group’s target for long-term borrowings include an average time to maturity of at least two years, and an even spread of maturities.

Credit rating

To achieve and keep an optimal capital structure, the group aims to maintain a stable long-term investment grade credit rating, recognising that Sasol, like all South African domiciled entities, is constrained (but not necessarily capped) by the South African sovereign rating. In November 2017 S&P downgraded South Africa’s sovereign credit rating from BB+ investment grade to BB with a stable outlook. In December 2018, S&P affirmed Sasol’s rating at BBB-/A-3 with a stable outlook.

In May 2019 Moody’s Investors Service affirmed Sasol Limited’s long-term issuer rating at Baa3, however changed the outlook from stable to negative. The national issuer scale rating changed from Aaa.za to Aa1.za.

Risk profile

Risk management and measurement relating to each of these risks is discussed under the headings below (sub-categorised into credit risk, liquidity risk, and market risk) which entails an analysis of the types of risk exposure, the way in which such exposure is managed and quantification of the level of exposure in the statement of financial position.

Credit risk

Credit risk, or the risk of financial loss due to counterparties not meeting their contractual obligations. Credit risk is deemed to be low when based on the forward available information it is highly probably that the customer will service its debt in accordance to the agreement throughout the period.

How we manage the risk

The risk is managed by the application of credit approvals, limits and monitoring procedures. Where appropriate, the group obtains security in the form of guarantees to mitigate risk. Counterparty credit limits are in place and are reviewed and approved by the respective subsidiary credit management committees. The central treasury function provides credit risk management for the group-wide exposure in respect of a diversified group of banks and other financial institutions. These are evaluated regularly for financial robustness especially in the current global economic environment. Management has evaluated treasury counterparty risk and does not expect any treasury counterparties to fail in meeting their obligations. The group maximum exposure is the outstanding carrying amount of the financial asset.

For all financial assets measured at amortised cost, the group calculates the expected credit loss based on contractual payment terms of the asset. The contractual payment terms for receivables vary from 30 days to 120 days. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom we have transacted. Financial assets at amortised cost are carefully monitored and reviewed on a regular basis for expected credit loss and impairment based on our credit risk policy.

Expected credit loss is calculated as a function of probability of default, loss given default and exposure at default. The group allocate probability of default based on the external and internal information. The major portion of the financial assets at amortised cost consist of externally rated customers and the group uses the average of Moody’s, Fitch and S&P Corporate and Sovereign probability of defaults, depending on whether the customer or holder of the financial asset is corporate or government related. For customers or debtors that are not rated by the rating agency, the group allocate internal credit ratings and default rates taking into account forward looking information, based on the, debtors profile and financial status. Loss given default is based on the Basel model. The Basel model assumes 35% loss given default for secured financial assets and 45% for unsecured financial assets. Credit enhancement is only taken into account if it is integral to the asset. Trade receivables expected credit loss is calculated over lifetime. Other financial assets expected credit loss is measured over 12 months when the credit risk is low and over lifetime where the credit risk has increased. Credit risk is deemed to have increases when the payment is 30 days overdue and the customer have defaulted, indicating that their inability to honor the debt.

No single customer represents more than 10% of the group’s total turnover or more than 10% of total trade receivables for the years ended 30 June 2019, 2018 and 2017. Approximately 50% (2018 – 49%; 2017 – 48%) of the group’s total turnover is generated from sales within South Africa, while about 22% (2018 – 24%; 2017 – 22%) relates to European sales and 14% (2018 – 13%; 2017 – 13%) relates to sales within the US. The concentration of credit risk within geographic regions is largely aligned with the geographic regions in which the turnover was earned.

Detail of allowances for credit losses:

		2019			2018

	Life time	12 months	Deductions	Expected credit loss	Impairment
	Rm	Rm	Rm	Rm	Rm

Long-term receivables	211	—	—	211	38
Trade receivables	225	—	—	225	199
Other receivables	204	24	—	228	228

	640	24	—	664	465

Overview of the credit risk profile of financial assets measured at amortised cost is as follows:

2019
%

AAA to A-	85
BBB to B-	8
CCC+ and - below	7

An amount of R465 million has been recognised under IAS 39 as at 30 June 2018. During 2019 additional net impairments of R199 million were recognised.

The effect of the change was inconsequential on Sasol’s accounting as the expected loss basis is not significantly different from the stringent debtor management policies currently applied by Sasol, and therefore no transition adjustment is presented.

Expected credit loss (in both long-term receivables and trade receivables) mainly relate to exposure to Mozambique.

Liquidity risk

Liquidity risk is the risk that an entity in the group will be unable to meet its obligations as they become due.

How we manage the risk

The group manages liquidity risk by effectively managing its working capital, capital expenditure and cash flows, making use of a central treasury function to manage pooled business unit cash investments and borrowing requirements. Currently the group is maintaining a positive liquidity position, conserving the group’s cash resources through continued focus on working capital improvement, cost savings and capital reprioritisation. The group meets its financing requirements through a mixture of cash generated from its operations and, short and long-term borrowings and strives to maintain adequate banking facilities and reserve borrowing capacities.

The group is in compliance with all of the financial covenants per its loan agreements, none of which is expected to present a material restriction on funding or its investment policy in the near future. The group currently has sufficient undrawn borrowing facilities, which could be utilised to settle obligations and is planning for additional facilities to manage the finalisation of the LCCP. Refer to note 16.

Our exposure to and assessment of the risk

The maturity profile of the undiscounted contractual cash flows of financial instruments at 30 June were as follows:

		Contractual cash flows*	Within one year	One to five years	More than five years
	Note	Rm	Rm	Rm	Rm

2019
Financial assets
Non-derivative instruments
Long-term receivables	19	5 582	—	4 203	1 379
Trade and other receivables	24	25 611	25 611	—	—
Cash and cash equivalents (excluding restricted cash)		13 397	13 397	—	—
Investments through other comprehensive income		1 223	680	543	—
Other long-term investments		25	—	25	—

		45 838	39 688	4 771	1 379
Derivative instruments
Foreign exchange contracts		2 161	2 161	—	—
Interest rate swap		15	—	8	7
Zero cost collar		582	582	—	—
Ethane swaps		2	2	—	—
Other commodity derivatives		31	31	—	—

		48 629	42 464	4 779	1 386

Financial liabilities
Non-derivative instruments
Long-term debt***	16	(183 445)	(8 232)	(138 453)	(36 760)
Short-term debt	16	(1 239)	(1 239)	—	—
Trade and other payables	25	(28 501)	(28 501)	—	—
Bank overdraft	27	(58)	(58)	—	—
Financial guarantees**		(1 326)	(1 326)	—	—

		(214 569)	(39 356)	(138 453)	(36 760)
Derivative instruments
Foreign exchange contracts		(2 190)	(2 190)	—	—
Interest rate swap		(1 488)	(213)	(1 029)	(246)
Zero cost collar		(3)	(3)	—	—
Ethane swaps		(456)	(456)	—	—
Crude oil futures		(27)	(27)	—	—
Other commodity derivatives		(10)	(10)	—	—

		(218 743)	(42 255)	(139 482)	(37 006)

*	Contractual cash flows include interest payments.
**	Issued financial guarantees contracts are all repayable on default, however the likelihood of default is considered remote.
***	Of the amounts due in one to five years, R131 billion relates to the repayment of the bonds, the revolving credit facility and the term loan.

		Contractual	Within	One to	More than
		cash flows*	one year	five years	five years
	Note	Rm	Rm	Rm	Rm

2018
Financial assets
Non-derivative instruments
Long-term receivables	19	3 786	—	1 586	2 200
Trade and other receivables	24	26 648	26 648	—	—
Cash and cash equivalents (excluding restricted cash)	27	15 148	15 148	—	—
Investments available-for-sale		926	926	—	—
Investments held-to-maturity		25	—	25	—

		46 533	42 722	1 611	2 200
Derivative instruments
Foreign exchange contracts		1 214	1 214	—	—
Interest rate swap		246	—	—	246
Zero cost collar		979	979	—	—
Crude oil options		482	482	—	—
Ethane swaps		33	33	—	—

		49 487	45 430	1 611	2 446

Financial liabilities
Non-derivative instruments
Long-term debt	16	(139 294)	(16 612)	(86 415)	(36 267)
Short-term debt	16	(1 946)	(1 946)	—	—
Trade and other payables	25	(26 518)	(26 518)	—	—
Bank overdraft	27	(89)	(89)	—	—
Financial guarantees**		(1 539)	(1 539)	—	—

		(169 386)	(46 704)	(86 415)	(36 267)
Derivative instruments
Foreign exchange contracts		(1 217)	(1 217)	—	—
Coal swaps		(414)	(414)	—	—
Zero cost collar		(1 317)	(1 317)	—	—
Crude oil futures		(91)	(91)	—	—

		(172 425)	(49 743)	(86 415)	(36 267)

*	Contractual cash flows include interest payments.
**	Issued financial guarantees contracts are all repayable on default, however the likelihood of default is considered remote.

Market risk

Market risk is the risk arising from possible market price movements and their impact on the future cash flows of the business. The market price movements that the group is exposed to:

Foreign currency risk

Foreign currency risk is a risk that earnings and cash flows will be affected due to changes in exchange rates.

How we manage the risk

Our Hedging and Digital Committee sets broad guidelines in terms of tenor and hedge cover ratios specifically to assess future currency exposure, which have the potential to materially affect our financial position. These guidelines and our hedging policy are reviewed from time to time. This hedging strategy enables us to better predict cash flows and thus manage our liquidity and key financial metrics more effectively. Foreign currency risks are managed through the group’s hedging policy and financing policies and the selective use of various derivatives.

Our exposure to and assessment of the risk

The group’s transactions are predominantly entered into in the respective functional currency of the individual operations. The construction of the LCCP has largely been financed through funds obtained in US dollar, with a small portion of funds obtained from Rand sources. A large portion of our turnover and capital investments are significantly impacted by the rand/US$ and rand/EUR exchange rates. Some of our fuel products are governed by the BFP, of which a significant variable is the rand/US$ exchange rate. Our export chemical products are mostly commodity products whose prices are largely based on global commodity and benchmark prices quoted in US dollars and consequently are exposed to exchange rate fluctuations that have an impact on cash flows. These operations are exposed to foreign currency risk in connection with contracted payments in currencies not in their individual functional currency. The most significant exposure for the group exists in relation to the US dollar and the Euro. The translation of foreign operations to the presentation currency of the group is not taken into account when considering foreign currency risk.

Zero-cost collars

In line with the risk mitigation strategy, the group hedges a significant portion of its estimated foreign currency exposure in respect of forecast sales and purchases over the following 12 months. The group uses zero-cost collars to hedge its currency risk, most with a maturity of less than one year from the reporting date.

Foreign exchange contracts

Foreign exchange contracts (FECs) are utilised throughout the group to hedge the risk of currency depreciation on committed and highly probable forecast transactions. Transactions hedged with FECs include capital and goods purchases (imports) and sales (exports). Other transactions hedged include certain intercompany loans which expose the group to foreign currency risk.

A number of FECs were entered into during the year and classified as held for trading. FECs are also utilised in the group in cash flow hedge relationships. FECs taken out to hedge exposure to fluctuations in the rand/US$ exchange rate were held over a total notional amount of Rnil million at 30 June 2019 (2018 — R33 million (US$nil; EUR2,1 million)).

The following significant exchange rates were applied during the year:

	Average rate		Closing rate

	2019	2018	2019	2018
	Rand	Rand	Rand	Rand

Rand/Euro	16,19	15,34	16,01	16,04
Rand/US dollar	14,20	12,85	14,08	13,73

The table below shows the significant currency exposure where entities within the group have monetary assets or liabilities that are not in their functional currency, have exposure to the US dollar or the Euro. The amounts have been presented in rand by converting the foreign currency amount at the closing rate at the reporting date.

	2019		2018

	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm

Trade and other receivables	515	2 375	586	2 500
Cash and cash equivalents	1 470	1 256	2 257	1 452

Net exposure on assets	1 985	3 631	2 843	3 952
Long-term debt	(122)	(1 851)	(153)	(1 651)
Short-term debt	—	—	—	(23)
Trade and other payables	(186)	(1 077)	(128)	(1 248)

Net exposure on liabilities	(308)	(2 928)	(281)	(2 922)

Exposure on external balances	1 677	703	2 562	1 030
Net exposure on balances between group companies*	(1 135)	(22 132)	(2 391)	9 584

Total net exposure	542	(21 429)	171	10 614

*	The US$ increase relates to additional funding provided to the LCCP by Sasol Financing International.

Sensitivity analysis

The following sensitivity analysis is provided to show the foreign currency exposure of the individual entities at the end of the reporting period. This analysis is prepared based on the statement of financial position balances that exist at year-end, for which there is currency risk, before consideration of currency derivatives, which exist at that point in time. The effect on equity is calculated as the effect on profit and loss. The effect of translation of results into presentation currency of the group is excluded from the information provided.

A 10% weakening in the group’s significant exposure to the foreign currency at 30 June would have increased either the equity or the profit by the amounts below, before the effect of tax. This analysis assumes that all other variables, in particular, interest rates, remain constant, and has been performed on the same basis for 2018.

	2019		2018

		Income		Income
	Equity	statement	Equity	statement
	Rm	Rm	Rm	Rm

Euro	54	54	17	17
US dollar	(2 143)	(2 143)	1 053	1 053

A 10% movement in the opposite direction in the group’s exposure to foreign currency would have an equal and opposite effect to the amounts disclosed above.

Interest rate risk

Interest rate risk is the risk that the value of short term investments and financial activities will change as a result of fluctuations in the interest rates.

Fluctuations in interest rates impact on the value of short-term investments and financing activities, giving rise to interest rate risk. The group has significant exposure to interest rate risk due to the volatility in South African, European and US interest rates.

How we manage the risk

Our debt is comprised of different instrument notes, which by their nature either bear interest at a floating or a fixed rate. We monitor the ratio of floating and fixed interest in our loan portfolio and manage this ratio, by electing to incur either bank loans, bearing a floating interest rate, or bonds, which bear a fixed interest rate. We may also use interest rate swaps, where appropriate, to convert some of our debt into either floating or fixed rate debt to manage the composition of our portfolio.  In some cases, we may also use other interest rate derivatives, which enables us to mitigate the risks associated with this exposure.

In respect of financial assets, the group’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in short-term investments (less than one year) in order to maintain liquidity, while achieving a satisfactory return for shareholders.

Our exposure to and assessment of the risk

The group has exposure to the US dollar London Interbank Overnight Rate (LIBOR) through various instruments, including term loans and revolving credit facilities. In 2015, we entered into an interest rate swap for US$1,95 billion to convert variable LIBOR exposure to a fixed rate. It was designated as the hedging instrument in a cash flow hedge. The swap was novated in June 2019 when the underlying LCCP bank term loan was refinanced. This ended the hedge relationship with hedge accounting discontinued. The swap continues to be an economic hedge that cover a portion of the group’s exposure to the LIBOR and we will redesignate the swap as a hedging instrument in a cash flow hedge in financial year 2020.

Developments in respect of the proposed reform of the US dollar LIBOR and the impact thereof on our LIBOR linked debt facilities and interest rate swap are actively monitored. Changes to the interest rate benchmark will be considered in conjunction with the surrounding facts and circumstances at the time and appropriate changes and resetting of rates with counterparties will be negotiated and agreed.

At the reporting date, the interest rate profile of the group’s interest-bearing financial instruments, including the effect of the interest rate swap was:

Carrying value

	2019	2018
	Rm	Rm

Variable rate instruments
Financial assets	16 663	18 657
Financial liabilities	(54 542)	(58 908)

	(37 879)	(40 251)

Fixed rate instruments
Financial assets	197	97
Financial liabilities	(83 151)	(51 144)

	(82 954)	(51 047)

Interest profile (variable: fixed rate as a percentage of total financial assets)	99:1	99:1
Interest profile (variable: fixed rate as a percentage of total financial liabilities)	40:60	54:46

Cash flow sensitivity for variable rate instruments

Financial instruments affected by interest rate risk include borrowings, deposits, derivative financial instruments, trade receivables and trade payables. A change of 1% in the prevailing interest rate in a particular currency at the reporting date would have increased/(decreased) earnings by the amounts shown below before the effect of tax. The sensitivity analysis has been prepared on the basis that all other variables, in particular foreign currency rates, remain constant and has been performed on the same basis for 2019. The sensitivity has been calculated including consideration of the effect of existing interest rate swap derivative instruments. Interest is recognised in the income statement using the effective interest rate method. With the swap to be designated as a hedge instrument in financial year 2020, the cash flow hedge reserve will be reclassified to profit and loss on a similar basis. Currently the total notional exposure hedged under the swap is US$1,95 billion (2018 — US$2,00 billion).

Income statement – 1% increase

			United States
	South Africa	Europe	of America	Other
	Rm	Rm	Rm	Rm

30 June 2019	27	15	(433)	12

30 June 2018	(66)	6	(362)	18

Income statement – 1% decrease

			United States
	South Africa	Europe*	of America*	Other*
	Rm	Rm	Rm	Rm

30 June 2019	(27)	(15)	433	(12)

30 June 2018	66	(6)	362	(18)

*

A decrease of 1% in interest rates for the United States of America and Europe will not have an effect on the income statement as it is not considered reasonably possible that the repo interest rates will decrease below 0%.

	Average fixed rate %	Expiry	Fair value loss recognised in other comprehensive income 2019 Rm	Fair value loss recognised in other comprehensive income 2018 Rm	Recognised in profit and loss 2019 Rm	Recognised in profit and loss 2018 Rm

Interest rate swap derivatives
US$ — pay fixed rate receive floating rate
North America**	2,78	December 2026	(285)	(950)	(1 485)	52
Mozambique	2,80	February 2030	—	—	10	—

**

The interest rate swap was novated in June 2019 when the underlying LCCP bank term loan was refinanced. This ended the hedge relationship with hedge accounting discontinued. A loss of R1 400 million was recognised in other comprehensive income on the revaluation of the cash flow hedge that was offset by a gain of R1 115 million on the reclassification of the swap to profit and loss on termination of the hedge relationship. We will redesignate the swap as a hedging instrument in a cash flow hedge in financial year 2020.

Commodity price risk

Commodity price risk is the risk of fluctuations in our earnings as a result of fluctuation in the price of commodities.

How we manage the risk

Crude oil, ethane and coal price

The group makes use of derivative instruments, including options and commodity swaps as a means of mitigating price movements and timing risks on crude oil purchases and sales, ethane purchases and export coal sales. The group entered into hedging contracts which provide downside protection against decreases in commodity prices.

Our exposure to and assessment of the risk

A substantial proportion of our turnover is derived from sales of petroleum and petrochemical products. Market prices for crude oil fluctuate because they are subject to international supply and demand and political factors. Our exposure to the crude oil price centres primarily around the selling price of the fuel marketed by our Energy business which is governed by the Basic Fuel Price (BFP) formula, the crude oil related raw materials used in our Natref refinery and certain of our offshore operations including were chemical prices are linked to the crude oil price. Key factors in the BFP are the Mediterranean and Singapore or Mediterranean and Arab Gulf product prices for petrol and diesel, respectively.

Dated Brent Crude prices applied during the year:

	Dated Brent Crude

	2019	2018
	US$	US$

High	86,16	80,29
Average	68,63	63,62
Low	50,21	46,53

The following futures were in place at 30 June:

	Contract amount	Fair value	Within one year	Contract amount	Fair value	Within one year
	2019	2019	2019	2018	2018	2018
	Rm	Rm	Rm	Rm	Rm	Rm

Crude oil futures	1 521	(27)	(27)	2 792	(91)	(91)
Other commodity derivatives	254	21	21	—	—	—

Sensitivity analysis

A 10% increase of the commodity prices at 30 June would have increased the fair value losses recognised in other operating costs in the income statement by the amounts shown below, before the effect of tax. This analysis assumes that all other variables remain constant and should not be considered predictive of future performances. This calculation has been performed on the same basis for 2018.

	2019	2018
	Rm	Rm

Crude oil	(193)	(153)

Sensitivity analysis

A 10% decrease in the commodity prices at 30 June would have the equal but opposite effect on the fair value amounts shown above, on the basis that all other variables remain constant.

Summary of our derivatives

In the normal course of business, the group enters into various derivative transactions to mitigate our exposure to foreign exchange rates, interest rates, and commodity prices Derivative instruments used by the group in hedging activities include swaps, options, forwards and other similar types of instruments.

	2019	2018	2017
Income statement impact	Rm	Rm	Rm

Financial instruments
Net (loss)/gain on derivative instruments
Foreign exchange contracts (losses)/gains	(794)	121	(1 107)
Put option crude oil derivatives	(498)	(3 303)	(237)
Zero cost collar foreign exchange derivatives	323	936	1 608
Crude oil futures	265	(687)	277
Coal swaps	91	(1 024)	94
Ethane swaps	(462)	29	—
Interest rate swaps	(1 475)	52	14
Other forex derivative	85	—	—

	(2 465)	(3 876)	649

Statement of financial position impact

	2019	2018
	Rm	Rm

Financial instrument
Derivative financial assets
Foreign exchange contracts	15	42
Zero cost collar	582	979
Crude oil options	—	482
Interest rate swaps	15	291
Ethane swaps	2	33
Other commodity derivatives	31	—

	645	1 827

Derivative financial liabilities
Foreign exchange contracts	(44)	(45)
Coal swaps	—	(414)
Crude oil futures	(27)	(91)
Zero cost collar	(3)	(1 317)
Interest rate swaps	(1 488)	(45)
Ethane swaps	(456)	—
Other commodity derivatives	(10)	—

	(2 028)	(1 912)
Non-derivative financial liabilities
Financial guarantees	(177)	(147)

	(2 205)	(2 059)

Derivatives designated in the hedge relationships

The group has exposure to the US dollar LIBOR through various instruments, including term loans and revolving credit facilities. In 2015, we entered into an interest rate swap for US$1,95 billion to convert variable LIBOR exposure to a fixed rate. It was designated as the hedging instrument in a cash flow hedge. The swap was novated in June 2019 when the underlying LCCP bank term loan was refinanced. This ended the hedge relationship with hedge accounting discontinued. The swap continues to cover a portion of the group’s exposure to the LIBOR and we will redesignate the swap as a hedging instrument in a cash flow hedge in financial year 2020.

The other derivatives within the group are economic hedges to our exposure to the rand/US$ exchange rates and commodity prices that have not been classified as cash flow hedges.

	Fair value of assets/ (liabilities)	Fair value of assets/ (liabilities)
	2019	2018
	Rm	Rm

Interest rate swap derivatives — held for trading (2018 — cash flow hedge)	(1 473)	246

	Fair value	Fair value	Fair value	Fair value		Contract/	Contract/
	of assets	of assets	of liabilities	of liabilities		Notional	Notional
	2019	2018	2019	2018		amount*	amount*
	Rm	Rm	Rm	Rm		2019	2018

Derivatives held for trading
Foreign exchange contracts	15	42	(44)	(45)	US$m	146	226
Crude oil futures	—	—	(27)	(91)	US$m	92	194

	15	42	(71)	(136)

*        The notional amount is the sum of the absolute value of all contracts for both derivative assets and liabilities.

In addition to foreign exchange contract utilised in normal operating activities, the following derivatives were entered into to mitigate the risks associated with the crude oil price, the rand/US$ exchange rate, ethane price and the coal price.

		2019	2018

Brent crude oil — Put options
Premium paid	US$m	—	207
Number of barrels	million	48	98
Open positions	million	—	48
Settled	million	48	50
Average Brent crude oil price floor, net of costs (open positions)	US$/bbl	—	53,36
Realised losses recognised in the income statement	Rm	(1 857)	(1 605)
Unrealised (losses)/gains recognised in the income statement	Rm	1 359	(1 698)
Amount included in the statement of financial position	Rm	—	482

Rand/US$ currency — Zero-cost collar instruments
US$ exposure — open positions	US$bn	4	4
Annual average floor	R/US$	13,84	13,14
Annual average cap	R/US$	16,63	15,14
Realised (losses)/gains recognised in the income statement	Rm	(610)	2 772
Unrealised gains/(losses) recognised in the income statement	Rm	933	(1 836)
Amount included in the statement of financial position	Rm	579	(338)

Export coal — Swap options
Number of tons	million	1,40	4,20
Open positions	million	—	1,40
Settled	million	1,40	2,80
Average coal swap price (open positions)	US$/ton	—	81,82
Realised losses recognised in the income statement	Rm	(337)	(618)
Unrealised gains/(losses) recognised in the income statement	Rm	428	(406)
Amount included in the statement of financial position	Rm	—	(414)

Ethane — Swap options
Number of barrels	million	16,00	5,80
Open positions	million	12,50	3,50
Settled	million	3,50	2,30
Average ethane swap price (open positions)	US$ c/gal	28	27
Realised gains/(losses) recognised in the income statement	Rm	29	(1)
Unrealised (losses)/gains recognised in the income statement	Rm	(491)	30
Amount included in the statement of financial position	Rm	(454)	33

Sensitivity analysis

The fair value of significant derivatives held for trading is impacted by a number of market observable variables at valuation date. The sensitivities provided below reflect the impact on fair value as a result of movements in the significant input variables utilised for valuation purposes:

		Volatility		Commodity price		Rand/US$	US$ Libor curve

				+USD 2	-USD 2
30 June 2019		+2%	-2%	c/gal	c/gal	-R1/US$*	+0,5%	-0,5%

Ethane swap	Rm	90	(82)	146	(146)
Zero-cost collar	Rm	115	(125)			2 495
Interest rate swap	Rm						754	(748)

		Volatility		Commodity price		Rand/US$	US$ Libor curve

30 June 2018		+2%	-2%	+USD 2/bbl	-USD 2/bbl	-R1/US$*	+0,5%	-0,5%

Crude oil options	Rm	88	(80)	(68)	81
Zero-cost collar	Rm	27	(22)			2 731
Interest rate swap	Rm						866	(865)

*        A weakening of the Rand/US$ spot exchange rate of R2,55, will likely result in the spot price falling within the corridor of the cap and floor rates of the zero-cost collars. No gain or loss will be made if these derivatives are settled at a spot price between the cap and floor.  The exchange rate would have to weaken by at least R2,55/US$, up to the cap of R16,63, before losses are incurred on the derivatives.

40.2Fair value

Various valuation techniques and assumptions are utilised for the purpose of calculating fair value.

The group does not hold any financial instruments traded in an active market, except for the investment in listed equity instruments. Fair value is determined using valuation techniques as outlined below. Where possible, inputs are based on quoted prices and other market determined variables.

Fair value hierarchy

The following table is provided representing the assets and liabilities measured at fair value at reporting date, or for which fair value is disclosed at reporting date.

The calculation of fair value requires various inputs into the valuation methodologies used.

The source of the inputs used affects the reliability and accuracy of the valuations. Significant inputs have been classified into the hierarchical levels in line with IFRS 13, as shown below.

There have been no transfers between levels in the current year. Transfers between levels are considered to have occurred at the date of the event or change in circumstances.

Level 1     Quoted prices in active markets for identical assets or liabilities.

Level 2     Inputs other than quoted prices that are observable for the asset or liability (directly or indirectly).

Level 3     Inputs for the asset or liability that are unobservable.

	Fair value			Fair value
	30 June			hierarchy
Financial instrument	2019	Valuation method	Significant inputs	of inputs

Financial assets
Investments in listed securities	830	Quoted market price for the same instrument	Quoted market price for the same instrument	Level 1
Investments in unlisted securities	393	Discounted cash flow

Forecasted earnings, capital expenditure and debt cash flows of the underlying business, based on the forecasted assumptions of inflation, exchange rates, commodity prices etc. Appropriate WACC for the region.

				Level 3
Other long-term investments	25	Discounted cash flow	Market related interest rates.	Level 3
Long-term receivables	5 582	Discounted cash flow	Market related interest rates.	Level 3
Derivative assets	645	Forward rate interpolator model, appropriate currency specific discount curve, discounted expected cash flows, numerical approximation	Forward exchange contracted rates, market foreign exchange rates, forward contract rates, market commodity prices, coal prices, crude oil prices	Level 2
Trade and other receivables	25 611	Discounted cash flow	Market related interest rates.	Level 3	*
Cash and cash equivalents	15 877	**	**	Level 1	**
Financial liabilities
Listed long-term debt	49 421	Quoted market price for the same instrument	Quoted market price for the same instrument	Level 1
Unlisted long-term debt	91 777	Discounted cash flow	Market related interest rates	Level 3
Short-term debt and bank overdraft	1 297	Discounted cash flow	Market related interest rates	Level 3	*
Derivative liabilities	2 205	Discounted net cash flows, using a swap curve to infer the future floating cash flows, forward rate interpolator model, discounted expected cash flows, numerical approximation	US$Overnight Indexed Swap (OIS) curve, recovery probabilities, forward exchange contracted rates, coal prices, market foreign exchange rates	Level 2
Trade and other payables	28 501	Discounted cash flow	Market related interest rates	Level 3	*

*        The fair value of these instruments approximates their carrying value, due to their short-term nature.

**      The carrying value of cash is considered to reflect its fair value.